Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended December 27, 2020
FREMONT, Calif., January 27, 2021 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended December 27, 2020 (the “December 2020 quarter”).
Highlights for the December 2020 quarter were as follows:
•Revenue of $3.46 billion.
•U.S. GAAP gross margin of 46.4%, U.S. GAAP operating income as a percentage of revenue of 29.2%, and U.S. GAAP diluted EPS of $5.96.
•Non-GAAP gross margin of 46.6%, non-GAAP operating income as a percentage of revenue of 30.3%, and non-GAAP diluted EPS of $6.03.
Key Financial Data for the Quarters Ended
December 27, 2020 and September 27, 2020
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	December 2020	September 2020	Change Q/Q
Revenue	$3,456,237	$3,177,080	+ 9%
Gross margin as percentage of revenue	46.4%	47.4%	- 100 bps
Operating income as percentage of revenue	29.2%	30.2%	- 100 bps
Diluted EPS	$5.96	$5.59	+ 7%

Non-GAAP
	December 2020	September 2020	Change Q/Q
Revenue	$3,456,237	$3,177,080	+ 9%
Gross margin as percentage of revenue	46.6%	47.5%	- 90 bps
Operating income as percentage of revenue	30.3%	31.1%	- 80 bps
Diluted EPS	$6.03	$5.67	+ 6%

U.S. GAAP Financial Results
For the December 2020 quarter, revenue was $3,456 million, gross margin was $1,604 million, or 46.4% of revenue, operating expenses were $594 million, operating income was 29.2% of revenue, and net income was $869 million, or $5.96 per diluted share on a U.S. GAAP basis. This compares to revenue of $3,177 million, gross margin of $1,506 million, or 47.4% of revenue, operating expenses of $545 million, operating income of 30.2% of revenue, and net income of $823 million, or $5.59 per diluted share, for the quarter ended September 27, 2020 (the “September 2020 quarter”).
Non-GAAP Financial Results
For the December 2020 quarter, non-GAAP gross margin was $1,611 million, or 46.6% of revenue, non-GAAP operating expenses were $563 million, non-GAAP operating income was 30.3% of revenue, and non-GAAP net income was $880 million, or $6.03 per diluted share. This compares to non-GAAP gross margin of $1,511 million, or 47.5% of revenue, non-GAAP operating expenses of $523 million, non-GAAP operating income of 31.1% of revenue, and non-GAAP net income of $835 million, or $5.67 per diluted share, for the September 2020 quarter.
“Lam’s December quarter closed out the most successful year in our 40-year history,” said Tim Archer, Lam Research’s President and Chief Executive Officer. “In calendar 2020, our global teams displayed resiliency amid the pandemic, leading the company to set new financial records and deliver ground-breaking new products that enable key technology advances. With strong secular demand for semiconductors driving increased wafer fabrication equipment spending, Lam enters 2021 with solid momentum for continued growth and expanded leadership across our markets.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances decreased to $6.3 billion at the end of the December 2020 quarter compared to $6.9 billion at the end of the September 2020 quarter. This decrease was primarily the result of $723.3 million of share repurchases, including net share settlement of employee stock-based compensation; $187.9 million of dividends paid to stockholders; and $92.1 million of capital expenditures, partially offset by $344.6 million of cash generated from operating activities.
Revenue
The geographic distribution of revenue during the December 2020 quarter is shown in the following table:

Region	Revenue
China	35%
Korea	21%
Taiwan	17%
Japan	10%
Southeast Asia	10%
United States	4%
Europe	3%
The following table presents revenue disaggregated between system and customer support-related revenue:

	Three Months Ended			Six Months Ended
	December 27, 2020	September 27, 2020	December 29, 2019	December 27, 2020	December 29, 2019
	(In thousands)
System revenue	$2,307,421	$2,148,241	$1,747,093	$4,455,662	$3,112,321
Customer support-related revenue and other	1,148,816	1,028,839	836,408	2,177,655	1,636,926
	$3,456,237	$3,177,080	$2,583,501	$6,633,317	$4,749,247
System revenue includes sales of new leading-edge equipment in deposition, etch and clean markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant product line.
Outlook

For the quarter ended March 28, 2021, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP
Revenue	$3.7 Billion	+/-	$200 Million	—		$3.7 Billion	+/-	$200 Million
Gross margin as a percentage of revenue	46.0%	+/-	1%	$1	Million	46.0%	+/-	1%
Operating income as a percentage of revenue	30.1%	+/-	1%	$13	Million	30.5%	+/-	1%
Net income per diluted share	$6.47	+/-	$0.40	$12	Million	$6.55	+/-	$0.40
Diluted share count	145 Million			—		145 Million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant arrangements that may be completed after the date of this release. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $1 million.

•Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $13 million.

•Net income per diluted share - amortization related to intangible assets acquired though business combinations, $13 million; amortization of note discounts, $1 million; and associated tax benefit for non-GAAP items ($2 million); totaling $12 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the December 2020 and September 2020 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, and the income tax benefit of non-GAAP items.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at http://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margins, operating income and net income; the ability of our products to enable technology advances; the strength of secular demand for semiconductors and its impact on wafer fabrication equipment spending; and our momentum for continued growth and expanded leadership across our markets. Some factors that may affect these forward-looking statements include: the severity, magnitude and duration of the COVID–19 pandemic (and the related governmental, public health, business and community responses to it), and their impacts on our business, results of operations and financial condition, are evolving and are highly uncertain and unpredictable; business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; trade regulations, export controls, and trade disputes may inhibit our ability to sell our products; and widespread outbreaks of illness may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10–K for the fiscal year ended June 28, 2020 and our quarterly report on Form 10-Q for the fiscal quarter ended September 27, 2020. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.

Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. As a trusted, collaborative partner to the world’s leading semiconductor companies, we combine superior systems engineering capability, technology leadership, and unwavering commitment to customer success to accelerate innovation through enhanced device performance. In fact, today, nearly every advanced chip is built with Lam technology. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX-F)
Consolidated Financial Tables Follow.
 ###

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended			Six Months Ended
	December 27, 2020	September 27, 2020	December 29, 2019	December 27, 2020	December 29, 2019
Revenue	$3,456,237	$3,177,080	$2,583,501	$6,633,317	$4,749,247
Cost of goods sold	1,852,442	1,670,901	1,403,857	3,523,343	2,587,893
Gross margin	1,603,795	1,506,179	1,179,644	3,109,974	2,161,354
Gross margin as a percent of revenue	46.4%	47.4%	45.7%	46.9%	45.5%
Research and development	375,172	355,367	318,861	730,539	605,688
Selling, general and administrative	218,899	189,748	174,272	408,647	331,700
Total operating expenses	594,071	545,115	493,133	1,139,186	937,388
Operating income	1,009,724	961,064	686,511	1,970,788	1,223,966
Operating income as a percent of revenue	29.2%	30.2%	26.6%	29.7%	25.8%
Other expense, net	(29,941)	(38,792)	(13,924)	(68,733)	(26,652)
Income before income taxes	979,783	922,272	672,587	1,902,055	1,197,314
Income tax expense	(110,554)	(98,821)	(158,077)	(209,375)	(217,015)
Net income	$869,229	$823,451	$514,510	$1,692,680	$980,299
Net income per share:
Basic	$6.04	$5.67	$3.57	$11.71	$6.79
Diluted	$5.96	$5.59	$3.43	$11.55	$6.52
Number of shares used in per share calculations:
Basic	143,830	145,267	143,987	144,549	144,330
Diluted	145,910	147,248	150,097	146,579	150,389
Cash dividend declared per common share	$1.30	$1.30	$1.15	$2.60	$2.30

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 27, 2020	September 27, 2020	June 28, 2020
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$3,687,165	$4,129,067	$4,915,172
Investments	2,355,067	2,528,841	1,795,080
Accounts receivable, net	2,900,362	2,317,922	2,097,099
Inventories	2,348,955	2,138,050	1,900,024
Prepaid expenses and other current assets	176,403	161,003	146,160
Total current assets	11,467,952	11,274,883	10,853,535
Property and equipment, net	1,208,285	1,133,529	1,071,499
Restricted cash and investments	252,807	253,458	253,911
Goodwill and intangible assets	1,641,168	1,646,343	1,652,968
Other assets	800,162	748,795	727,134
Total assets	$15,370,374	$15,057,008	$14,559,047
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$832,847	$834,138	$839,877
Other current liabilities	2,758,206	2,572,730	2,322,565
Total current liabilities	3,591,053	3,406,868	3,162,442
Long-term debt and finance lease obligations	4,992,496	4,993,495	4,970,848
Income taxes payable	902,047	879,870	909,709
Other long-term liabilities	376,230	351,283	332,559
Total liabilities	9,861,826	9,631,516	9,375,558
Temporary equity, convertible notes	5,515	6,307	10,995
Stockholders’ equity (2)	5,503,033	5,419,185	5,172,494
Total liabilities and stockholders’ equity	$15,370,374	$15,057,008	$14,559,047

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 143,205 as of December 27, 2020, 144,593 as of September 27, 2020, and 145,331 as of June 28, 2020.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended			Six Months Ended
	December 27, 2020	September 27, 2020	December 29, 2019	December 27, 2020	December 29, 2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$869,229	$823,451	$514,510	$1,692,680	$980,299
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	76,389	72,912	65,530	149,301	130,194
Deferred income taxes	(2,462)	(1,850)	77,508	(4,312)	74,516
Equity-based compensation expense	52,109	55,988	45,725	108,097	88,630
Amortization of note discounts and issuance costs	1,417	1,422	1,575	2,839	3,250
Other, net	5,273	2,917	(327)	8,190	3,699
Changes in operating assets and liabilities	(657,318)	(312,329)	(396,593)	(969,647)	(508,613)
Net cash provided by operating activities	344,637	642,511	307,928	987,148	771,975
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(92,072)	(62,806)	(62,054)	(154,878)	(101,310)
Net sale (purchase) of available-for-sale securities	168,102	(737,074)	(662,287)	(568,972)	128,191
Other, net	(6,090)	(1,786)	(9,988)	(7,876)	(10,528)
Net cash provided by (used for) investing activities	69,940	(801,666)	(734,329)	(731,726)	16,353
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt	(4,596)	(19,173)	(17,987)	(23,769)	(46,952)
Treasury stock purchases	(723,297)	(448,581)	(1,005,067)	(1,171,878)	(1,083,199)
Dividends paid	(187,927)	(167,129)	(166,721)	(355,056)	(325,589)
Reissuance of treasury stock related to employee stock purchase plan	41,434	—	38,447	41,434	38,447
Proceeds from issuance of common stock	8,108	5,538	632	13,646	4,501
Other, net	961	(2,140)	—	(1,179)	—
Net cash used for financing activities	(865,317)	(631,485)	(1,150,696)	(1,496,802)	(1,412,792)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	8,187	4,082	5,055	12,269	862
Net decrease in cash, cash equivalents, and restricted cash	(442,553)	(786,558)	(1,572,042)	(1,229,111)	(623,602)
Cash, cash equivalents, and restricted cash at beginning of period	4,382,525	5,169,083	4,861,836	5,169,083	3,913,396
Cash, cash equivalents, and restricted cash at end of period	$3,939,972	$4,382,525	$3,289,794	$3,939,972	$3,289,794

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	December 27, 2020	September 27, 2020
Revenue	$3,456,237	$3,177,080
Gross margin	$1,611,154	$1,510,673
Gross margin as percentage of revenue	46.6%	47.5%
Operating expenses	$563,446	$523,086
Operating income	$1,047,708	$987,587
Operating income as a percentage of revenue	30.3%	31.1%
Net income	$880,211	$835,066
Net income per diluted share	$6.03	$5.67
Shares used in per share calculation - diluted	145,910	147,248
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	December 27, 2020	September 27, 2020
U.S. GAAP net income	$869,229	$823,451
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	1,270	1,270
Elective deferred compensation ("EDC") related liability valuation increase - cost of goods sold	6,089	3,224
EDC related liability valuation increase - research and development	10,961	5,803
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	12,357	12,357
EDC related liability valuation increase - selling, general and administrative	7,307	3,869
Amortization of note discounts - other expense, net	1,001	1,011
Gain on EDC related asset - other expense, net	(24,207)	(12,927)
Net income tax benefit on non-GAAP items	(3,796)	(2,992)
Non-GAAP net income	$880,211	$835,066
Non-GAAP net income per diluted share	$6.03	$5.67
U.S. GAAP net income per diluted share	$5.96	$5.59
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	145,910	147,248

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	December 27, 2020	September 27, 2020
U.S. GAAP gross margin	$1,603,795	$1,506,179
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	1,270	1,270
EDC related liability valuation increase	6,089	3,224
Non-GAAP gross margin	$1,611,154	$1,510,673
U.S. GAAP gross margin as a percentage of revenue	46.4%	47.4%
Non-GAAP gross margin as a percentage of revenue	46.6%	47.5%
U.S. GAAP operating expenses	$594,071	$545,115
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(12,357)	(12,357)
EDC related liability valuation increase	(18,268)	(9,672)
Non-GAAP operating expenses	$563,446	$523,086
U.S. GAAP operating income	$1,009,724	$961,064
Non-GAAP operating income	$1,047,708	$987,587
U.S. GAAP operating income as percent of revenue	29.2%	30.2%
Non-GAAP operating income as a percent of revenue	30.3%	31.1%

Lam Research Corporation Contacts:
Tina Correia, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com